UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end:   September 30

Date of reporting period: October 1, 2020 – September 30, 2021

Item 1. Reports to Stockholders.

(a)

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2021

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

Dear Fellow Shareholders,

It is with my pleasure that we publish the Centre Funds’ Annual Report covering the one-year period ended September 30, 2021. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. The Centre Funds offer a select series of fundamentally-driven, actively managed funds to choose from, each available in investor and institutional share classes. We are passionate about active management.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize on defined market opportunities with consistent methodology and repeatable investment and processes to achieve differentiated returns and risk profiles. We remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research-intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on the Funds.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive capital appreciation stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Global Infrastructure Fund

The Fund is for investors seeking to potentially benefit from a renewed focus on infrastructure spending but wish to have liquidity in publicly traded investments in developed global markets. The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive infrastructure-related companies from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented. The Fund’s objective is to seek long-term growth of capital and current income, and distributes dividend and interest income monthly.

Funds’ Performance

Centre American Select Equity Fund

For the one-year period ended September 30, 2021, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 29.60 percent; and the Institutional Share Class delivered a total return of 30.18 percent. During the same one-year period, the key barometer of the U.S. stock market, as measured by the S&P 500 Index1, delivered a total return of 29.98 percent. The strongest contributors to performance within the Fund over the one-year period ended September 30, 2021, included the Fund’s investments within the Energy sector, Cimarex Energy, Exxon Mobil, APA Corp., Chevron, Kinder Morgan, and Williams, and the commodity food products industry within Consumer Staples, Bunge and Archer Daniels Midland. In general, stock selection contributed positively to relative performance while sectoral biases, particularly our underweight posture in Financials, contributed negatively to relative performance and offset the strongly positive contribution from our overweight posture in the Energy sector. Stock investments that contributed negatively to relative Fund performance over the period included Micron Technology, Western Digital, Salesforce.com, Barrick Gold, and Paccar. Fund performance was also impacted negatively from a total return perspective by the net realized losses from certain hedges and other investments that Centre Asset Management, LLC, the investment adviser to the Fund (“Centre,” the “Adviser”, “we”, or “the Fund’s portfolio manager”), viewed as capital protective in nature but are a drag to performance in positive markets with little realized drawdowns or downside volatility. These hedges, namely put options2 on the S&P 500 Index, have performed as expected during the stock market’s previous sharp corrective episodes, most notably in February/March 2020 and, over the longer-term, have insulated the Fund from the same magnitude of maximum drawdown3 experienced by the overall stock market over prior volatile4 episodes, namely in August 2015, January 2016, February 2018, and December 2018. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, the Fund will continue the strategy of tactically and opportunistically purchasing put options on leading benchmark equity indexes as a potential hedge against the systematic risk of its underlying stock holdings in the event of a material overall stock market correction.

[1]	S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
[2]	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio before a new peak is attained.
[4]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.

Annual Report | September 30, 2021	1

Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

Centre Global Infrastructure Fund

For the one-year period ended September 30, 2021, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return of 18.00 percent; and the Institutional Share Class delivered a total return of 18.35 percent with the trailing one-year dividend distribution yield of 2.22%5. During the same one-year period, as a comparison, the S&P Global Infrastructure Index6 and MSCI World Index7 delivered total returns of 22.13 percent and 28.82 percent, respectively.

During the period, shares providing the strongest contribution to the Fund’s performance included: within the Energy sector, Oneok, Cheniere Energy, Enbridge, Pembina Pipeline, Kinder Morgan, and Williams Cos; within the Communication Services sector, Hellenic Telecom, Nippon Telegraph & Telephone, Softbank Corp, and KDDI Corp; within the Transportation and Logistics industries, Knight-Swift Transportation; and within the Utilities sector, Datang Power, AES Corp, and Excelon. Stocks that contributed negatively to Fund performance included Iberdrola, Xcel Energy, Enel Americas, Orpea, Bezeq Israeli Telecom, and Verizon. Despite the relative performance drag from the Utility sector partially offsetting the positive contribution from Energy, we continue to believe that our combined approach of differentiated stock selection and portfolio construction, whereby the Fund is diversified across regions and developed countries as well as balanced across Telecommunication Infrastructure; Utilities; and the Energy, Transportation, and Social Infrastructure sectors is the most favorable for investors seeking to feature listed infrastructure investments as part of an overall balanced portfolio seeking capital appreciation and income.

Market Review & Outlook

For the past couple of years when discussing capital markets, we have consistently referenced the poet and playwright Oscar Wilde, who once said that "a fool is someone who knows the price of everything and the value of nothing". As a securities analyst for over three decades, the author of or contributing author to several financial books with parts adopted in CFA8 study materials and examinations, as well as serving as an adjunct professor of securities analysis to graduate financial management programs, I feel that the state of our profession has lost its foundation over the past few years, even in the context of the late 1990’s technology bubble. It seems to me that “price” has somehow become the variable most referenced and utilized for predictive forecasts, even by so-called securities analysts. Whether it’s rudimentary technical analysis or a so-called sophisticated recurrent neural network or other artificial intelligence mechanisms to forecast the direction of stocks or indexes, they are near uniformly relying upon one variable, price. The same is true regarding balanced accounts or so-called risk parity funds9. In a trending market or where correlations stay constant, this can seem logical but when inflections occur, as they always do and usually violently, price trends are meaningless and deductive quantitative models expose their vulnerabilities. It’s during those inflections and breakdowns on relationships of variables that a grounding in the basics of fundamental securities analysis allows clarity and focus on opportunities. We believe we are now in a period where fundamentals will re-assert their importance.

At a time when speculation in stocks, cryptocurrencies10, flipping houses, as well as on-line gambling has reached a feverish pitch nationwide in the belief that one can get rich without producing anything or creating any value to someone or something, and moral values being replaced by the greed for, and pursuit of, money, we feel most comfortable in times of speculative bubbles and the unhinging from reality like today in reverting to the basics. It may sound overly simplistic, but the basics begin with understanding what drives stock prices higher or lower. (We’ll leave discussing the “basics” of cryptocurrencies, non-fungible tokens11, and the like to others.) We believe the sources of stock market returns are a function of 1) earnings growth; 2) change in the valuation or rating of stocks; 3) dividend yield; and 4) net change in shares outstanding from repurchases or issuance. Below we break down each component and their sub-components to share our insights and highlight risks and opportunities.

When looking at earnings growth, it is most helpful to drill down further to its sub-components, namely a) sales growth, b) profit margin, and c) asset turnover or efficiency. Quite simply, earnings growth, or our preferred measure for earnings, economic value added (EVA)12, is sales less operating costs and taxes, and less capital costs; a company can improve its economic value added by increasing revenues or decreasing costs. The

[5]	Source: Morningstar

[6]	The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.
[7]	MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries.
[8]	CFA Institute is a global association of investment professionals. The organization offers the Chartered Financial Analyst (CFA) designation.
[9]	Risk parity is a portfolio allocation strategy that uses risk to determine allocations across various components of an investment portfolio.
[10]	A cryptocurrency is a form of digital asset based on a network that is distributed across a large number of computers. This decentralized structure allows them to exist outside the control of governments and central authorities.

[11]	Non-fungible tokens or NFTs are cryptographic assets on blockchain with unique identification codes and metadata that distinguish them from each other.

[12]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

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Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

importance of revenue growth cannot be understated as it provides the ability of operating leverage to gain economies of scale to costs. Revenue can be increased by raising prices or selling additional goods and services and, in a strongly growing economy, both levers are usually tailwinds to businesses. As seen during the pandemic enforced lockdowns, many of the stay-at-home stocks in the Technology and Consumer Staples sectors as well as companies like Amazon, which recorded its highest revenue per share growth in over a decade, saw organic sales growth rates rise from increased demand despite the onset of recession. Other industries whose organic growth is mainly tied to global gross domestic product (GDP)13 fared poorly and certain sectors, such as Energy, Materials, and Industrials, experienced pricing pressure in the face of reduced demand resulting in organic sales declines coupled with declining prices. With economic growth rebounding strongly and now normalizing after the initial re-start of activity, we’re witnessing a partial reversal of fortunes. Specifically, supply chain disruptions and general supply limitations have seen inflation barometers reach levels not seen in a generation. This is occurring while measures of real economic growth have plateaued leading to a scenario that we warned about over a year ago, which is a stagflationary14 environment. This has emerged as global economic recovery has lost momentum and become increasingly divided alongside accelerating inflation and rising costs for food and fuel. These dynamics have not occurred in a vacuum and developed world policies on the drilling for, production of, and transporting of hydrocarbons, as well as tariffs on food products, lumber, etc. have reduced the supply of many raw materials just when post-recessionary demand increased. The real key, however, has been the discipline in increasing supply by most of the companies within negatively impacted sectors putting sales growth from rising prices as a key driver of current and future stock price performance.

After a long period of wealth destruction in the Energy sector with inefficient and excessive capital investment, we now see a longer-lasting supply constraint in place and recognition by company managements that they will get rewarded by investors for strengthening their balance sheets, being disciplined with capital spending, producing free cash flow, and returning a lot of that cash to shareholders. Given the recent agreement by OPEC+15 members to maintain a tight production increase, we highlight the significant pullback in expansive growth investment by the US producers, best illustrated by the Asset Replacement Ratio (the ratio between capital expenditures and depreciation) for the S&P 500 Energy sector16 which is now running at an unprecedented <50% with forward guidance showing little improvement. Quite simply, with supply static or decreasing and cyclical demand increasing and reverting to pre-pandemic normalized levels, we may witness an oil and gas bull market that could last longer than many people believe. The same is true in many commodity agricultural industries as well as certain basic industries like timber and certain metals. In terms of infrastructure-related sectors, high barriers to entry for example in the pipeline and gas-powered production industries combined with outright bans on new construction by many governments further moves the demand and supply equilibrium outward leading to higher prices despite units of production only increasing nominally. Again, sales growth from rising prices will lead to operating leverage and margin expansion as a key driver of current and future stock price performance but only in select sectors - commodity, infrastructure-related and real asset oriented.

From a costs analysis, we firstly recognize the overall impressive ability of most companies in the U.S. to restructure and right-size their operations and expenses to meet challenges. This said, it has rarely been evident over the past two decades for managements to face both rising input costs from energy and other materials, while facing significant upward pressure on wages. The most recent Federal Reserve regional bank reports detail the wide-spread major problems from labor costs and many industries are seeing wage increases near twenty percent with little future abatement. Certain industries, particularly in services, are finding it increasingly difficult to increase prices to match the increase in costs. Aside from input costs, effective tax rates on U.S. corporations are set to increase proportionally by a magnitude last seen in 1994, assuming the pending Congressional legislation is passed. This is combined with a sweeping overhaul of international tax rules, with officials backing a global minimum tax and other changes aimed at cracking down on tax havens that have drained countries of much-needed revenue by allowing the tactical placement of intangible assets in lowest cost countries. In sum, operating costs and effective tax rates are going higher pressuring the profits margins of most companies in the U.S.

The outlook for capital costs, or those associated with tying up funds in working capital such as inventories, financing property, plant and equipment, and goodwill paid to acquire other companies is unfortunately not going to enjoy the same tailwind as over the past two decades as the offshoring of manufacturing from the U.S. has now come under a new microscope from the supply chain disruptions as well as from the rise of political tensions between the U.S. and China. However, companies are unlikely to re-shore their supply chains from Asia to North America due to higher domestic production costs, enhancement of regulations and environmental restrictions under the current Presidential Administration, and, most importantly, fears of the loss of access to close-by markets of billions of consumers in Asia. In too many cases, multi-national companies will prioritize those opportunities with China at the expense of technology transfers and manufacturing dependence and, in certain instances, unable to re-start their domestic manufacturing footprint and supply chains to ensure future adequacy of their products; reminding one of Karl Marx’s famous saying that “the last capitalist that we hang shall be the one who sold us the rope”. Given the political climate change, the fragility of supply chains has increased dramatically while the incremental cost and regulatory benefit, while still advantaging China over the U.S. and Europe,

[13]	Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country's borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a given country's economic health.

[14]	Stagflation refers to an economy that is experiencing a simultaneous increase in inflation and stagnation of economic output.

[15]	The Organization of the Petroleum Exporting Countries is an intergovernmental organization or cartel of countries.

[16]	S&P 500 Energy comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard (GICS) energy sector.

Annual Report | September 30, 2021	3

Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

has waned as labor and manufacturing costs in China rise as well. In other words, the costs to maintain fixed capital and inventory are unlikely to face the same price increases as those for U.S. domestic labor, but transportation costs and the need to hold a higher minimum level of working capital or inventories nearer to end sales markets in the U.S. and Europe will be a negative headwind to capital costs.

When drilling down to the components of earnings growth, our analysis yields an overall negative picture for the market but opportunities for companies who benefit from rising pricing pressures, even in the face of reduced or flat unit demand. As most of these companies are in the Energy, Materials, and Industrial sectors as well as certain infrastructure-related industries, the maintenance of capital spending discipline, best highlighted by asset replacement ratio below one, is an important financial attribute. In other words, sectors that have under-invested in their capacity growth over the past few years and kept their funds in their wallets will be winners.

When looking at the change in the valuation or rating of stocks, it’s important to de-construct a price to earnings valuation multiple to a) the level of so-called risk-free interest rates which comprise inflation and a real rate of return; and b) a risk premium or the risk appetite investors have in a given moment in time to own a financial instrument that is not risk-free in terms of principal. In the shorter-term, it is this change in risk appetite which drives most of the movement in the stock market.

The risk-free rates of interest from overnight deposits to thirty-year maturity have never been suppressed as they are now for today’s generation of investors. The Federal Reserve, through its control over the Federal Funds Rate17 has held short-term interest rates to zero, akin to what it did following the financial crisis of 2008. However, unlike any period since World War II, the Federal Reserve has embarked on a strategy of quantitative easing whereby it purchases longer dated Treasury and mortgage bonds to the extent that the Federal Reserve now owns most outstanding ten-to-twenty-year Treasury bonds and, thus, supplanting the market as the determining factor in setting the yield for the most widely used foundational reference point to value all assets. The artificially flattened yield curve has distorted the pricing mechanism for all assets, which is why some people refer to the current environment as the “everything bubble”. The excitement in recent private equity firms’ purchases of artists’ music catalogs as well as wholesale residential real estate are excellent examples of the inflation of values for assets with what should be a steady stream of cash flows that simply is priced higher due to an artificially suppressed discount rate.

There is much debate regarding the Federal Reserve’s continuation of its quantitative easing program in the face of rising inflation, essentially driving the real rate of interest to significantly negative levels last seen in 1980 and, before that 1975. As a fundamental analyst, our examination of what happens to interest rates is dictated by supply and demand and we pay very little attention to the ruminations of economists and strategists. The simple fact is that the Federal Reserve is handcuffed and will operate as a de-facto subsidiary of the Treasury Department for the foreseeable future, regardless of the Chairperson. Specifically, we see the growth in fiscal deficits increasing with no political will by either political party in the U.S. to reverse course. It will be impossible to service the existing debt and increasing deficits of Treasury without quantitative easing staying in place with interest rates across the curve being suppressed. With the bond vigilantes18 being now a fringe holder of Treasury bonds, they will be unable to assert market dynamics into essentially a nationalized market. Ironically, the discipline that market forces could have on fiscal policy will simply make the problem much larger when it eventually has a reckoning. Thus, unlike the 1980 and 1975 episodes when the Federal Reserve independently took action to raise interest rates reverting real interest rates into the sensical threshold of being positive, we’re likely to witness a prolonged period of negative real interest rates with ramifications to asset valuations frankly unknown. Maintaining low nominal rates and negative real interest rates for a prolonged period has never been witnessed in a developed economy like the U.S. and consequences to the U.S. dollar will likely be profoundly negative. There is frankly no alternative in the current environment given the political circumstances. Without the Federal Reserve intervening, the massive supply would send interest rates higher and debt service costs for the Treasury to unprecedented levels and crowd out social, military, and other service expenditures where there is zero political desire to reduce.

In terms of risk premiums or the appetite for risk by investors, the logic in describing the current period is somewhat circular in that, in an environment where the risk-free rate of interest is suppressed at all maturities, certain investors, namely those seeking income and capital preservation are forced to embrace riskier assets than witnessed in known history. The fact that junk bond19 yields have for the first time on record dropped below the rate of inflation indicates the perversity of credit markets and distortive impact from the Federal Reserve’s quantitative easing programs. The dynamics in the corporate bond market are wholly consistent with the equity market where levels of valuations from price to earnings or sales or whatever metric one wishes to use, are at the highest levels since 1999 for the capitalization weighted S&P 500 Index and the highest ever recorded for the equal weighted S&P 500 Index, highlighting that the risks in today’s market are more pronounced than the Internet/Technology bubble a generation ago. The only plausible explanation is that investors expect inflation to significantly subside in relatively short order while, at the same time, growth to stay robust, which we strongly disagree with based on the company level supply demand dynamics and outlook on fiscal prolificacy referenced above.

[17]	The term federal funds rate refers to the target interest rate set by the Federal Open Market Committee (FOMC). This target is the rate at which commercial banks borrow and lend their excess reserves to each other overnight. The FOMC, which is the making body of the Federal Reserve System, meets eight times a year to set the target federal funds rate, which is part of its monetary policy.

[18]	A bond vigilante is a bond market investor who protests monetary or fiscal policies considered inflationary by selling bonds, thus increasing yields.

[19]	A high-yield bond (non-investment-grade bond, speculative-grade bond, or junk bond) is a bond that is rated below investment grade by credit rating agencies. These bonds have a higher risk of default or other adverse credit events but offer higher yields than investment-grade bonds in order to compensate for the increased risk.

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Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

When analyzing the source of stock market returns from a change in the valuation or rating of stocks based on the foundational inputs of interest rates and risk premiums, our expectations are asymmetrical. Namely, with the risk-free rate at zero and suppressed across all maturities while, at the same time, risk premiums at historic lows, we see this coiled spring potentially being the driver of a significant market crash if there is a negative catalyst that results in investors stampeding out of any risk asset given the financial leverage, taken on in earnest because of low rates, that further amplifies any potential drawdown. While the use of debt has moved along with the law of diminishing benefit as it relates to growth, it has exponentially increased risks. Given the artificially low cost of capital, the dynamics of convexity at such low levels embed investors with significant systematic risk. Therefore, we continue to purchase tactically and opportunistically put options on leading benchmark equity indexes as a potential hedge against the systematic drawdown risk of the American Select Equity Fund’s underlying stock holdings in the event of a material overall stock market correction and, within the Infrastructure Fund, emphasize international stocks as well as high and sustainable dividend yield to essentially shorten the duration of its underlying stock holdings.

The total return to stocks from indicated dividends for the equal weighted S&P 500 Index is now below one percent, the lowest level ever. From 1930–2020, dividend income’s contribution to the total return of the S&P 500 Index averaged approximately 41%20. Furthermore, in decades where total returns from stocks were in single digits, dividends increased in investor importance. Whilst the American Select Equity Fund’s focus remains on capital appreciation, given the investment backdrop and capital spending discipline in some of the commodity-oriented sectors, that area of emphasis along with historically higher yielding infrastructure-related sectors should gain increasing favor and we, therefore, have emphasized that attribute in our stock selections.

We have discussed stock buybacks in the past that our quibble has not been with companies who recognize that they must wisely contract and re-direct their cash flow usage of their business after, in hindsight, a too-aggressive period of expansion but to those who undertake stock buybacks for other non-economically beneficial reasons. Despite the spin of being shareholder friendly and near seal-like reflexive approval by most other analysts, the vast majority of buybacks over the past two decades when analyzed objectively seem to have been mainly an attempt to water down the dilutive impact of executive stock compensation plans, rather than return monies to shareholders via a dividend or alternatively, expand and create productive assets as well as research and development whose cash flow would service the debt taken on to finance the stock buybacks in the future. Call us at Centre old fashioned, but we believe borrowings should be used to invest, not finance leveraged buybacks, and we have witnessed an unprecedented redirection of cash flow usage away from productive assets that should be used to support future growth or, if no investment projects were deemed worthwhile, been paid out more appropriately as a dividend or for debt reduction. Furthermore, the evidence supports the fact that corporations in the S&P 500 Index execute stock buybacks with an indifference to stock prices at best, or rather tied to price momentum at worst, evidenced by the fact that share repurchases virtually came to a halt broadly during the collapse in stock prices arising from the financial crisis in 2008 and 2009. We couldn’t agree more with Warren Buffett’s advice from his 1999 Annual Report that "there is only one combination of facts that makes it advisable for a company to repurchase its shares: first, the company has available funds -- cash plus sensible borrowing capacity -- beyond the near-term needs of the business and, second, finds its stock selling in the market below its intrinsic value, conservatively calculated." The reality unfortunately is that stock buybacks with an unparalleled use of debt to finance them are, in most cases, simply a stealth transfer of wealth from shareholders to company executives and contribute nothing to overall stock market returns after the dilutive impact is considered, particularly in the Financials and Technology sectors. We do not expect this dynamic to change unless tax or regulatory actions are implemented, which we place a very low probability on.

We believe now is one of the more challenging market outlooks during our career as a fundamental securities analyst and portfolio manager, as essentially all four drivers of stock market return are neutral at best, significant headwinds at worst. We’d like to repeat an excerpt from a shareholder letter penned in January 2000, a similarly challenging fundamental time, where we stated, “our goal is to try to consistently make money for Fund investors at a relatively low(er) risk level and be one step ahead of the crowd and step back when pure momentum overtakes fundamental strengths.21” Despite the current challenges, pockets of opportunity exist and cognizance of risk management remains extremely important especially with increasingly popular academic theories like the current “inelastic markets hypothesis22” standing in today to justify elevated prices, just like 1999’s best-selling book, Dow 36,00023, about the fear of missing the market's big move upward (right before the Tech Bubble burst). The more things change, the more they stay the same.

[20]	Data Source: Standard & Poor’s, February 2021

[21]	Credit Suisse Asset Management Funds (UK) LTD News & Market Comment, “Commuting and Investing the Year 2000” by James Abate.

[22]	In Search of the Origins of Financial Fluctuations: The Inelastic Markets Hypothesis. Xavier Gabaix and Ralph S.J. Koijen June 11, 2021. The authors find that stock market price movements can be explained by flows and technicals.

[23]	Dow 36,000: The New Strategy for Profiting from the Coming Rise in the Stock Market is a 1999 book by James K. Glassman and economist Kevin A. Hassett. The authors’ thesis was that investors had somehow, for all of history, misunderstood how truly risk-free investing in stocks was, and that they would within a few years come to this realization.

Annual Report | September 30, 2021	5

Centre Funds	Shareholder Letter

September 30, 2021 (Unaudited)

In the American Select Equity Fund, we continue to emphasize our contrarian stagflationary bias in Energy, Materials, and Industrials, barbelled against some of the FAANG24 stocks with the latter matched off to a put option tail hedge.25 We see a valuation de-rating (price-to-earnings compression) as the bigger risk to markets as inflation pressures will not readily dissipate in our opinion in that the supply side disruptions are not easily reversible and, in fact, becoming entrenched due to regulatory and tax policies.

In the Infrastructure Fund, diversification across regions and developed countries as well as being balanced across Telecommunication Infrastructure; Utilities; and the Energy, Transportation, and Social Infrastructure sectors should aid in returns and risk management. With the significant challenges from systematic risks, the Funds continue to concentrate the number of positions to maximize individual stock risk and we believe our disciplined high-conviction approach to stock selection, with a cognizance of risk management, seems positioned to perform well relative to less risk aware and less historically appreciative strategies.

Sincerely,

James Abate

President, Centre Funds

[24]	“FAANG” is an acronym that refers to the stocks of five prominent American technology companies: Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX); and Alphabet (GOOG) (formerly known as Google).

[25]	Tail risk is a form of portfolio risk that arises when the possibility that an investment will move well beyond normal standard deviations.

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Centre American Select Equity Fund	Portfolio Update

September 30, 2021 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Materials	20.25%
Energy	19.75%
Information Technology	19.35%
Industrials	10.19%
Communication Services	9.74%
Consumer Discretionary	9.05%
Consumer Staples	4.43%
Real Estate	2.57%
Health Care	2.39%
Utilities	1.75%
Purchased Options	0.81%
Cash and Cash Equivalents	-0.28%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2021

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2021

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	-1.73%	-1.41%	15.08%	29.60%	15.04%	15.84%	13.71%
S&P 500® Total Return Index	-4.65%	0.58%	15.92%	30.00%	15.99%	16.90%	15.85%
Centre American Select Equity Fund – Institutional Class	-1.70%	-1.31%	15.46%	30.18%	15.60%	16.31%	12.37%
S&P 500® Total Return Index	-4.65%	0.58%	15.92%	30.00%	15.99%	16.90%	13.88%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Per the prospectus dated January 28, 2021, the Fund had total gross annual operating expenses of 1.53% and 1.25% and net annual operating expenses of 1.46% and 0.98% for the Investor and Institutional Class, respectively.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

Annual Report | September 30, 2021	7

Centre Global Infrastructure Fund	Portfolio Update

September 30, 2021 (Unaudited)

INDUSTRY WEIGHTINGS

As a percentage of Net Assets

Oil, Gas & Consumable Fuels	24.57%
Diversified Telecommunication Services	21.18%
Electric Utilities	18.96%
Wireless Telecommunication Services	8.64%
Health Care Providers & Services	7.30%
Multi-Utilities	5.35%
Transportation Infrastructure	4.85%
Water Utilities	2.16%
Independent Power and Renewable Electricity Producers	1.79%
Road & Rail	1.58%
Equity Real Estate Investment Trusts (REITs)	1.24%
Construction & Engineering	1.21%
Cash and Cash Equivalents	1.17%
Totals	100.00%

COUNTRY WEIGHTINGS

As a percentage of Net Assets

United States	51.86%
Canada	12.04%
Japan	6.19%
Spain	5.57%
Australia	3.24%
Hong Kong	3.07%
Great Britain	2.60%
Germany	2.55%
Italy	2.20%
China	1.79%
France	1.65%
Greece	1.63%
New Zealand	1.53%
Sweden	1.21%
Chile	1.09%
Denmark	0.59%
Cash and Cash Equivalents	1.19%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2021

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the MSCI World Index and the S&P Global Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2021

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception (January 29, 2018)
Centre Global Infrastructure Fund – Investor	-2.28%	-0.99%	6.69%	18.00%	4.22%	3.11%
Centre Global Infrastructure Fund – Institutional	-2.15%	-0.89%	7.08%	18.35%	4.46%	3.41%
S&P Global Infrastructure Index	-1.35%	1.29%	6.34%	22.13%	5.78%	2.89%
MSCI World Index – NR	-4.15%	-0.01%	13.04%	28.82%	13.14%	10.39%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Per the prospectus dated January 28, 2021, the Fund had total gross annual operating expenses of 1.83% and 1.63% and net annual operating expenses of 1.57% and 1.20% for the Investor and Institutional Class, respectively.

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

You cannot invest directly in an index.

8	centrefunds.com

Centre Funds	Disclosure of Fund Expenses

September 30, 2021 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2021 and held through September 30, 2021.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 04/01/2021-09/30/2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/2021	Ending Account Value 09/30/2021	Expense Ratio(a)	Expenses Paid During Period 4/1/2021-9/30/2021 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,062.00	1.46%	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.46%	$7.39
Institutional Class
Actual	$1,000.00	$1,063.80	0.98%	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	0.98%	$4.96
Centre Global Infrastructure Fund
Investor Class
Actual	$1,000.00	$1,008.30	1.57%	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	1.57%	$7.94
Institutional Class
Actual	$1,000.00	$1,011.20	1.19%	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	1.19%	$6.02

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.

(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2021	9

Centre American Select Equity Fund	Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS (99.47%)
Communication Services (9.74%)
Interactive Media & Services (9.74%)
Alphabet, Inc. Class A, Class A(a)	1,980	$5,293,570
Alphabet, Inc. Class C, Class C(a)	1,875	4,997,456
Facebook, Inc., Class A(a)	14,100	4,785,399
		15,076,425
Total Communication Services		15,076,425

Consumer Discretionary (9.05%)
Household Durables (3.37%)
Mohawk Industries, Inc.(a)	14,270	2,531,498
Toll Brothers, Inc.	48,500	2,681,565
		5,213,063
Internet & Direct Marketing Retail (5.68%)
Amazon.com, Inc.(a)	2,680	8,803,907

Total Consumer Discretionary		14,016,970

Consumer Staples (4.43%)
Food Products (4.43%)
Archer-Daniels-Midland Co.	58,680	3,521,387
Bunge, Ltd.	41,000	3,334,120
		6,855,507
Total Consumer Staples		6,855,507

Energy (19.75%)
Oil, Gas & Consumable Fuels (19.75%)
APA Corp.	231,160	4,953,759
Chevron Corp.	42,590	4,320,755
Cimarex Energy Co.	44,000	3,836,800
EQT Corp.(a)	160,000	3,273,600
Exxon Mobil Corp.	111,400	6,552,548
Kinder Morgan, Inc.	260,000	4,349,800
The Williams Cos., Inc.	127,000	3,294,380
		30,581,642
Total Energy		30,581,642

Health Care (2.39%)
Health Care Equipment & Supplies (2.39%)
Medtronic PLC	29,500	3,697,825

Total Health Care		3,697,825

Industrials (10.19%)
Aerospace & Defense (6.09%)
L3Harris Technologies, Inc.	13,400	2,951,216
Textron, Inc.	43,000	3,001,830
The Boeing Co.(a)	15,800	3,475,052
		9,428,098
Machinery (1.90%)
Cummins, Inc.	13,100	2,941,736

Road & Rail (2.20%)
Knight-Swift Transportation Holdings, Inc.	66,620	3,407,613

Total Industrials		15,777,447

	Shares	Value
Information Technology (19.35%)
Semiconductors & Semiconductor Equipment (1.77%)
Applied Materials, Inc.	21,300	$2,741,949

Software (8.63%)
Microsoft Corp.	47,427	13,370,620

Technology Hardware, Storage & Peripherals (8.95%)
Apple, Inc.	97,900	13,852,850

Total Information Technology		29,965,419

Materials (20.25%)
Chemicals (13.51%)
CF Industries Holdings, Inc.	60,600	3,382,692
Corteva, Inc.	91,000	3,829,280
Eastman Chemical Co.	27,050	2,725,017
LyondellBasell Industries, Class A	30,710	2,882,133
Mosaic Co.	91,000	3,250,520
Olin Corp.	100,700	4,858,775
		20,928,417
Metals & Mining (6.74%)
Barrick Gold Corp.	232,960	4,204,928
Freeport-McMoRan, Inc.	78,930	2,567,593
Teck Resources, Ltd.	147,000	3,661,770
		10,434,291
Total Materials		31,362,708

Real Estate (2.57%)
Equity Real Estate Investment Trusts (REITs) (2.57%)
Weyerhaeuser Co.	112,000	3,983,840

Total Real Estate		3,983,840

Utilities (1.75%)
Electric Utilities (1.75%)
Edison International	48,700	2,701,389

Total Utilities		2,701,389

TOTAL COMMON STOCKS
(Cost $91,050,459)		154,019,172

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (0.81%)
Puts
NASDAQ 100® Index:
3/18/2022	$12,450.00	36	$52,882,632	1,256,940

Total Puts				1,256,940

TOTAL PURCHASED OPTIONS
(Cost $855,036)				1,256,940

See Notes to Financial Statements.

10	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

September 30, 2021

Value
TOTAL INVESTMENTS (100.28%)
(Cost $91,905,495)	$155,276,112
Liabilities in Excess of Other Assets (-0.28%)	(429,964)
NET ASSETS (100.00%)	$154,846,148

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2021	11

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS (98.81%)
ASIA (15.82%)
Australia (3.24%)
Health Care Providers & Services (0.73%)
Ramsay Health Care, Ltd.	5,900	$296,958

Transportation Infrastructure (2.51%)
Transurban Group	99,330	1,016,839

Total Australia		1,313,797

China (1.79%)
Independent Power and Renewable Electricity Producers (1.79%)
Datang International Power Generation Co., Ltd., Class H	3,761,000	724,695

Total China		724,695

Hong Kong (3.07%)
Electric Utilities (1.57%)
CK Infrastructure Holdings, Ltd.	114,000	637,023

Water Utilities (1.50%)
Beijing Enterprises Water Group, Ltd.	1,539,800	605,266

Total Hong Kong		1,242,289

Japan (6.19%)
Diversified Telecommunication Services (1.04%)
Nippon Telegraph & Telephone Corp.	15,200	421,331

Wireless Telecommunication Services (5.15%)
KDDI Corp.	17,900	593,638
SoftBank Corp.	32,400	440,898
SoftBank Group Corp.	18,100	1,053,848
		2,088,384
Total Japan		2,509,715

New Zealand (1.53%)
Diversified Telecommunication Services (1.53%)
Spark New Zealand, Ltd.	187,600	619,057

Total New Zealand		619,057

TOTAL ASIA
(Cost $5,915,372)		6,409,553

EUROPE (18.00%)
Denmark (0.59%)
Electric Utilities (0.59%)
Orsted AS(a)(b)	1,800	237,981

Total Denmark		237,981

France (1.65%)
Diversified Telecommunication Services (0.60%)
Orange SA	22,370	242,331

	Shares	Value
France (continued)
Multi-Utilities (0.52%)
Engie SA	16,200	$212,835

Transportation Infrastructure (0.53%)
Getlink SE	13,700	214,791

Total France		669,957

Germany (2.55%)
Diversified Telecommunication Services (1.94%)
Deutsche Telekom AG	39,010	786,074

Multi-Utilities (0.61%)
E.ON SE	20,000	244,828

Total Germany		1,030,902

Great Britain (2.60%)
Diversified Telecommunication Services (0.53%)
BT Group PLC(c)	100,000	215,315

Multi-Utilities (0.92%)
National Grid PLC	31,160	371,399

Wireless Telecommunication Services (1.15%)
Vodafone Group PLC	305,440	466,286

Total Great Britain		1,053,000

Greece (1.63%)
Diversified Telecommunication Services (1.63%)
Hellenic Telecommunications Organization SA	35,200	661,351

Total Greece		661,351

Italy (2.20%)
Electric Utilities (1.40%)
Enel SpA	73,640	567,334

Transportation Infrastructure (0.80%)
Atlantia SpA(c)	17,130	324,921

Total Italy		892,255

Spain (5.57%)
Diversified Telecommunication Services (1.72%)
Cellnex Telecom SA(a)(b)	6,300	388,961
Telefonica SA	66,045	309,607
		698,568
Electric Utilities (2.86%)
Iberdrola SA	56,544	568,780
Red Electrica Corp. SA	29,400	589,499
		1,158,279
Transportation Infrastructure (0.99%)
Abertis Infraestructuras SA(d)	1,200	25,521

See Notes to Financial Statements.

12	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2021

	Shares	Value
Spain (continued)
Transportation Infrastructure (continued)
Aena SME SA(a)(b)(c)	2,170	$375,282
		400,803
Total Spain		2,257,650

Sweden (1.21%)
Construction & Engineering (1.21%)
Skanska AB, B Shares	19,500	491,598

Total Sweden		491,598

TOTAL EUROPE
(Cost $7,016,787)		7,294,694

NORTH AMERICA (63.90%)
Canada (12.04%)
Oil, Gas & Consumable Fuels (12.04%)
Enbridge, Inc.	68,880	2,744,106
Pembina Pipeline Corp.	18,800	595,942
TC Energy Corp.	32,000	1,540,123
		4,880,171
Total Canada		4,880,171

United States (51.86%)
Diversified Telecommunication Services (12.20%)
AT&T, Inc.	82,302	2,222,977
Verizon Communications, Inc.	50,398	2,721,996
		4,944,973
Electric Utilities (11.45%)
American Electric Power Co., Inc.	4,270	346,639
Duke Energy Corp.	6,669	650,828
Edison International	13,800	765,486
Eversource Energy	2,897	236,859
Exelon Corp.	8,958	433,030
NextEra Energy, Inc.	17,304	1,358,710
The Southern Co.	9,029	559,527
Xcel Energy, Inc.	4,603	287,687
		4,638,766
Equity Real Estate Investment Trusts (REITs) (1.24%)
Uniti Group, Inc.	40,510	501,109

Health Care Providers & Services (6.57%)
HCA Healthcare, Inc.	9,397	2,280,840
Universal Health Services, Inc., Class B	2,750	380,517
		2,661,357
Multi-Utilities (3.30%)
Dominion Energy, Inc.	7,129	520,560
Public Service Enterprise Group, Inc.	4,299	261,809
Sempra Energy	2,365	299,172
WEC Energy Group, Inc.	2,900	255,780
		1,337,321
Oil, Gas & Consumable Fuels (12.53%)
Cheniere Energy, Inc.	7,900	771,593
Kinder Morgan, Inc.	102,996	1,723,123
ONEOK, Inc.	15,402	893,162
The Williams Cos., Inc.	65,200	1,691,288
		5,079,166

	Shares	Value
United States (continued)
Road & Rail (1.58%)
Knight-Swift Transportation Holdings, Inc.	12,500	$639,375

Water Utilities (0.66%)
American Water Works Co., Inc.	1,590	268,774

Wireless Telecommunication Services (2.33%)
T-Mobile US, Inc.(c)	7,400	945,424

Total United States		21,016,265

TOTAL NORTH AMERICA
(Cost $22,082,201)		25,896,436

SOUTH AMERICA (1.09%)
Chile (1.09%)
Electric Utilities (1.09%)
Enel Americas SA, ADR	75,800	443,430

Total Chile		443,430

TOTAL SOUTH AMERICA
(Cost $491,176)		443,430

TOTAL COMMON STOCKS
(Cost $35,505,536)		40,044,113

	Shares	Value
RIGHTS (0.02%)
Transurban Group, Strike Price $13.00, Expires 10/04/2021	11,037	8,378

TOTAL RIGHTS
(Cost $0)		8,378

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.98%)
Money Market Fund (0.98%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.010%	396,954	396,954

TOTAL SHORT TERM INVESTMENTS
(Cost $396,954)			396,954

Value
TOTAL INVESTMENTS (99.81%)
(Cost $35,902,490)	$40,449,445
Other Assets In Excess Of Liabilities (0.19%)	76,393
NET ASSETS (100.00%)	$40,525,838

See Notes to Financial Statements.

Annual Report | September 30, 2021	13

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2021

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2021, these securities had a total aggregate market value of $1,002,224, representing 2.47% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $1,002,224, representing 2.47% of net assets.
(c)	Non-income producing security.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 3)

See Notes to Financial Statements.

14	centrefunds.com

Centre Funds	Statements of Assets and Liabilities

September 30, 2021

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$155,276,112	$40,449,445
Foreign currency, at value (Cost $– and $1,417, respectively)	–	213
Receivable for dividends	75,314	158,717
Deposit with broker for options	80,873	–
Receivable for fund shares sold	463	–
Prepaid and other assets	6,629	7,365
Total Assets	155,439,391	40,615,740
LIABILITIES:
Payable to investment adviser	101,641	24,241
Payable to custodian	91,094	–
Payable to administrator	37,983	13,034
Payable to transfer agent	15,635	11,936
Payable for fund shares redeemed	248,014	–
Accrued 12b-1 and service fees	44,696	12,091
Payable for custodian fees	5,701	3,890
Payable for printing	5,460	1,562
Payable for legal and audit fees	20,362	15,304
Payable to trustees	11,877	3,123
Payable under the Chief Compliance Officer Services Agreement	8,710	2,290
Other payables	2,070	2,431
Total Liabilities	593,243	89,902
NET ASSETS	$154,846,148	$40,525,838
NET ASSETS CONSIST OF:
Paid-in capital	$71,454,927	$64,560,606
Total distributable earnings/(accumulated deficit)	83,391,221	(24,034,768)
NET ASSETS	$154,846,148	$40,525,838
INVESTMENTS, AT COST	$91,905,495	$35,902,490
PRICING OF SHARES
Investor Class
Net Assets	$138,985,443	$34,594,006
Shares outstanding	9,437,873	3,411,897
Net Asset Value, offering and redemption price per share	$14.73	$10.14
Institutional Class
Net Assets	$15,860,705	$5,931,832
Shares outstanding	1,056,382	584,641
Net Asset Value, offering and redemption price per share	$15.01	$10.15

See Notes to Financial Statements.

Annual Report | September 30, 2021	15

Centre Funds	Statements of Operations

September 30, 2021

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
INVESTMENT INCOME:
Dividends	$2,676,260	$1,525,739
Foreign taxes withheld	(14,436)	(108,665)
Total Investment Income	2,661,824	1,417,074

EXPENSES:
Investment advisory fees	1,222,580	365,505
Administration fees	202,063	59,891
Transfer agent fees	77,272	58,906
Custodian fees	28,605	13,266
Legal fees	40,949	11,177
Audit and tax fees	13,500	18,319
Trustees' fees and expenses	46,149	12,946
Registration/filing fees	41,573	40,661
12b-1 fees (Investor Class)	375,701	91,763
Shareholder service fees	175,493	31,724
Printing fees	20,544	6,358
Chief Compliance Officer services fees	51,846	14,200
Recoupment of previously waived fees - Investor class	30,285	–
Miscellaneous expenses	16,409	7,678
Total expenses before waivers	2,342,969	732,394
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(1,424)	(85,269)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(23,001)	(19,898)
Net Expenses	2,318,544	627,227
Net Investment Income	343,280	789,847
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND DERIVATIVES:
Net realized gain on investments and derivatives	21,903,471	12,289
Net realized loss on foreign currencies	(26)	(33,272)
Total realized gain/(loss)	21,903,445	(20,983)
Net change in unrealized appreciation on investments and derivatives	20,565,695	6,423,466
Net change in unrealized depreciation on foreign currencies	–	(1,630)
Total change in unrealized appreciation	20,565,695	6,421,836
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	42,469,140	6,400,853
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,812,420	$7,190,700

See Notes to Financial Statements.

16	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2021	For The Year Ended September 30, 2020

OPERATIONS:
Net investment income	$343,280	$1,117,412
Net realized gain	21,903,445	7,634,372
Net change in unrealized appreciation	20,565,695	14,321,634
Net increase in net assets resulting from operations	42,812,420	23,073,418
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(6,630,906)	(9,646,868)
Institutional	(344,539)	(257,746)
Total distributions	(6,975,445)	(9,904,614)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	6,951,194	40,905,684
Shares issued in reinvestment of distributions	6,495,564	9,374,951
Cost of shares redeemed	(59,127,311)	(16,434,671)
Redemption fees	43,730	2,612
Net increase/(decrease) from capital share transactions	(45,636,823)	33,848,576
Institutional Class
Proceeds from sale of shares	14,896,759	9,703,259
Shares issued in reinvestment of distributions	286,344	208,376
Cost of shares redeemed	(13,562,077)	(1,675,613)
Redemption fees	721	485
Net increase from capital share transactions	1,621,747	8,236,507
Net increase/(decrease) in net assets	(8,178,101)	55,253,887
NET ASSETS:
Beginning of period	163,024,249	107,770,362
End of period	$154,846,148	$163,024,249

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	12,741,887	9,939,604
Shares sold	516,139	3,417,489
Shares issued in reinvestment of dividends	507,863	918,212
Shares redeemed	(4,328,016)	(1,533,418)
Ending shares	9,437,873	12,741,887
Institutional Class
Beginning shares	968,618	275,120
Shares sold	1,043,411	831,613
Shares issued in reinvestment of dividends	22,026	20,172
Shares redeemed	(977,673)	(158,287)
Ending shares	1,056,382	968,618

See Notes to Financial Statements.

Annual Report | September 30, 2021	17

Centre Global Infrastructure Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2021	For The Year Ended September 30, 2020

OPERATIONS:
Net investment income	$789,847	$962,414
Net realized loss	(20,983)	(3,898,926)
Net change in unrealized appreciation/(depreciation)	6,421,836	(3,757,999)
Net increase/(decrease) in net assets resulting from operations	7,190,700	(6,694,511)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(697,830)	(668,430)
Institutional	(139,251)	(331,972)
Total distributions	(837,081)	(1,000,402)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	83,229	19,961,747 (a)
Shares issued in reinvestment of distributions	529,849	484,386
Cost of shares redeemed	(6,969,707)	(9,205,661)
Redemption fees	3,283	5,989
Net increase/(decrease) from capital share transactions	(6,353,346)	11,246,461
Institutional Class
Proceeds from sale of shares	561,996	1,766,343 (a)
Shares issued in reinvestment of distributions	124,763	293,344
Cost of shares redeemed	(1,931,168)	(16,384,503)
Redemption fees	27	1,649
Net decrease from capital share transactions	(1,244,382)	(14,323,167)
Net decrease in net assets	(1,244,109)	(10,771,619)
NET ASSETS:
Beginning of period	41,769,947	52,541,566
End of period	$40,525,838	$41,769,947

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	4,054,414	2,837,654
Shares sold	8,409	2,120,533 (a)
Shares issued in reinvestment of dividends	52,682	52,264
Shares redeemed	(703,608)	(956,037)
Ending shares	3,411,897	4,054,414
Institutional Class
Beginning shares	711,901	2,321,016
Shares sold	55,706	228,362 (a)
Shares issued in reinvestment of dividends	12,384	30,128
Shares redeemed	(195,350)	(1,867,605)
Ending shares	584,641	711,901

(a)	Includes acquisitions described in Note 9.

See Notes to Financial Statements.

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Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.88	$10.55	$13.63	$13.05		$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.02	0.10	0.04	(0.01)		0.06
Net realized and unrealized gain/(loss) on investments	3.40	2.25	(0.96)	2.20		1.74
Total income/(loss) from investment operations	3.42	2.35	(0.92)	2.19		1.80

DISTRIBUTIONS:
Net investment income	(0.11)	(0.02)	(0.03)	(0.00	)(b)	(0.15)
Net realized gains on investments	(0.46)	(1.00)	(2.13)	(1.61)		(0.25)
Total distributions	(0.57)	(1.02)	(2.16)	(1.61)		(0.40)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.85	1.33	(3.08)	0.58		1.40
NET ASSET VALUE, END OF PERIOD	$14.73	$11.88	$10.55	$13.63		$13.05

Total Return(d)	29.60%	23.82%	(5.12%)	18.10%		15.99%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$138,985	$151,342	$104,838	$129,231		$123,938

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.17%	0.93%	0.32%	(0.06%)		0.47%
Operating expenses excluding reimbursement/waiver	1.44%	1.56%	1.58%	1.60%		1.46%
Operating expenses including reimbursement/waiver	1.46%	1.47%	1.45%	1.32	%(e)	1.05%

PORTFOLIO TURNOVER RATE	86%	94%	114%	87%		81%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (e) Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

See Notes to Financial Statements.

Annual Report | September 30, 2021	19

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$12.06	$10.66	$13.68	$13.05		$11.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.20	0.09	0.04	(b)	0.08
Net realized and unrealized gain/(loss) on investments	3.45	2.23	(0.95)	2.21		1.74
Total income/(loss) from investment operations	3.54	2.43	(0.86)	2.25		1.82

DISTRIBUTIONS:
Net investment income	(0.13)	(0.03)	(0.03)	(0.01)		(0.19)
Net realized gains on investments	(0.46)	(1.00)	(2.13)	(1.61)		(0.25)
Total distributions	(0.59)	(1.03)	(2.16)	(1.62)		(0.44)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00 (c)	0.00 (c)	–		0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.95	1.40	(3.02)	0.63		1.38
NET ASSET VALUE, END OF PERIOD	$15.01	$12.06	$10.66	$13.68		$13.05

Total Return(d)	30.18%	24.42%	(4.61%)	18.55%		16.20%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$15,861	$11,682	$2,932	$2,554		$2,440

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.65%	1.73%	0.84%	0.32%		0.66%
Operating expenses excluding reimbursement/waiver	1.16%	1.26%	1.29%	1.27%		1.18%
Operating expenses including reimbursement/waiver	0.98%	0.99%	0.95%	0.93	%(e)	0.95%

PORTFOLIO TURNOVER RATE	86%	94%	114%	87%		81%

(a)	Calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.

See Notes to Financial Statements.

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Centre Global Infrastructure Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.76		$10.18		$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.25		0.22		0.12
Net realized and unrealized gain/(loss) on investments	1.39		(1.41)		0.57		(0.29)
Total income/(loss) from investment operations	1.57		(1.16)		0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.19)		(0.26)		(0.25)		(0.15)
Net realized gains on investments	–		–		–		(0.10)
Total distributions	(0.19)		(0.26)		(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.00	(b)	0.00	(b)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.38		(1.42)		0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$10.14		$8.76		$10.18		$9.64

Total Return(c)	18.00%		(11.49%)		8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$34,594		$35,527		$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.79%		2.62%		2.28%		1.87	%(d)
Operating expenses excluding reimbursement/waiver	1.74%		1.89%		2.29%		2.34	%(d)
Operating expenses including reimbursement/waiver	1.50	%(e)	1.28	%(f)	1.30	%(g)	1.33	%(d)

PORTFOLIO TURNOVER RATE	25%		75%		233%		49	%(h)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective January 29, 2021, the net expense limitation changed from 1.05% to 1.25%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.
(f)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2021	21

Centre Global Infrastructure Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.77	$10.20		$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.26		0.24		0.15
Net realized and unrealized gain/(loss) on investments	1.40	(1.40)		0.57		(0.23)
Total income/(loss) from investment operations	1.61	(1.14)		0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.23)	(0.29)		(0.28)		(0.15)
Net realized gains on investments	–	–		–		(0.10)
Total distributions	(0.23)	(0.29)		(0.28)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (b)	0.00	(b)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.38	(1.43)		0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$10.15	$8.77		$10.20		$9.67

Total Return(c)	18.35%	(11.30%)		8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5,932	$6,243		$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.10%	2.60%		2.48%		2.28	%(d)
Operating expenses excluding reimbursement/waiver	1.51%	1.63%		1.61%		7.96	%(d)
Operating expenses including reimbursement/waiver	1.20%	1.02	%(e)	1.01	%(f)	1.16	%(d)

PORTFOLIO TURNOVER RATE	25%	75%		233%		49	%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Funds	Notes to Financial Statements
September 30, 2021

1.  ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund") and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each individually a "Fund" and collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by each of the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. In the case of portfolio securities listed on the NASDAQ, valuation is determined by using the NASDAQ Official Closing Price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds, including Money Market Funds, (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Infrastructure Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Annual Report | September 30, 2021	23

Centre Funds	Notes to Financial Statements
September 30, 2021

As of and during the year ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2021, the Funds did not hold any illiquid or restricted securities.

(f)	The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its’ pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is not included in net realized and net change in unrealized gains or losses on foreign currencies.

(k)	Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3.  FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

24	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2021

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2021:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$154,019,172	$–	$–	$154,019,172
Purchased Options	1,256,940	–	–	1,256,940
Total	$155,276,112	$–	$–	$155,276,112

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$40,018,592	$–	$25,521	$40,044,113
Rights	8,378	–	–	8,378
Short Term Investments	396,954	–	–	396,954
Total	$40,423,924	$–	$25,521	$40,449,445

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedules of Investments.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Centre Global Infrastructure Fund’s Level 3 investments at September 30, 2021:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2021	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2021
Common Stocks	$25,832	$–	$–	$(311)	$–	$–	$–	$–	$25,521	$(311)
	$25,832	$–	$–	$(311)	$–	$–	$–	$–	$25,521	$(311)

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Annual Report | September 30, 2021	25

Centre Funds	Notes to Financial Statements
September 30, 2021

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions. During the year ended September 30, 2021, the Funds did not invest in futures contracts.

Risk Exposure	Derivatives Statements of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$1,256,940
		$1,256,940

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2021 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statements of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select	Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(5,525,837)	$1,860,217
		$(5,525,837)	$1,860,217

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Centre Funds	Notes to Financial Statements
September 30, 2021

Volume of Derivative Instruments for the Funds during the year ended September 30, 2021, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$86,272,131

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

4.  BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2021, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2021, redemption fees retained by these Funds are disclosed in the Statements of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Percentage
Charles Schwab & Co. Inc.	45.46%

5.  INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global Infrastructure Fund	0.85%

American Select Equity Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Annual Report | September 30, 2021	27

Centre Funds	Notes to Financial Statements
September 30, 2021

Infrastructure Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

During the year ended September 30, 2021, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$1,424
Institutional	23,001
Centre Global Infrastructure Fund
Investor	85,269
Institutional	19,898

As of September 30, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Centre American Select Equity Fund
Investor	$124,180	$98,153	$1,424	$223,757
Institutional	10,516	12,046	23,001	45,563
Centre Global Infrastructure Fund
Investor	$156,006	$147,881	$85,269	$389,156
Institutional	33,985	77,189	19,898	131,072

Centre American Select Equity Fund Investor Class recovered $30,285 during the year ended September 30, 2021.

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor Class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

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Centre Funds	Notes to Financial Statements
September 30, 2021

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the year ended September 30, 2020.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6.  FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2021, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to C-corporation character reclassifications.

Fund	Paid-in Capital	Total Distributable Earnings
Centre Global Infrastructure Fund	$(51,847)	$51,847

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss)	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total Accumulated Earnings/(Deficit)
Centre American Select Equity Fund	$11,944,254	$8,536,896	$62,912,161	$(2,090)	$83,391,221
Centre Global Infrastructure Fund	(28,458,631)	215,341	4,208,522	–	(24,034,768)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$12,361,367	$16,097,264

Distributions to Shareholders: The Centre American Select Equity Fund normally pays dividends and net investment income, if any, on an annual basis and the Centre Global Infrastructure Fund, intends to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended September 30, 2021 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,386,673	$5,588,772
Centre Global Infrastructure Fund	837,081	–

Annual Report | September 30, 2021	29

Centre Funds	Notes to Financial Statements
September 30, 2021

The tax character of distributions paid for the fiscal year ended September 30, 2020 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$563,328	$9,341,286
Centre Global Infrastructure Fund	1,000,402	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2021 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales, mark-to-market on options and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$92,363,987	$64,474,920	$(1,562,795)	$36	$62,912,161
Centre Global Infrastructure Fund	36,238,964	6,376,703	(2,166,222)	(1,959)	4,208,522

7.  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$136,537,775	$190,334,564
Centre Global Infrastructure Fund	10,273,883	16,805,028

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  FUND REORGANIZATIONS

At a special meeting of shareholders held on August 20, 2020, the shareholders of Centre Active U.S. Treasury Fund (the “Treasury Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Treasury Fund into the Infrastructure Fund. The Board of Trustees of the Trust had previously approved the Plan providing for the reorganization.

Following the completion of the reorganization on August 21, 2020, and pursuant to the terms of the Plan, Investor Class and Institutional Class shareholders of the Treasury Fund became shareholders of the Infrastructure Fund and received Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund. The reorganization did not qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The reorganization was accomplished by an exchange of 128,686 shares of the Treasury Fund’s Investor Class, valued at $1,177,292, for 127,537 shares of the Infrastructure Fund’s Investor Class, and 2,124,296 shares of the Treasury Fund’s Institutional Class, valued at $19,301,378, for 2,092,823 shares of the Infrastructure Fund’s Institutional Class.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Infrastructure Fund	2,667,214	$24,603,879	Treasury Fund	2,252,982	$20,478,670

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Centre Funds	Notes to Financial Statements
September 30, 2021

The investment portfolio fair value and unrealized depreciation for the Treasury Fund immediately prior to the reorganization were as follows:

Acquired Fund	Portfolio Market Value	Unrealized Depreciation*
Treasury Fund	$20,506,079	$0

*	Realized upon completion of the reorganization as it was not tax-free

Immediately following the reorganization the net assets of the combined Fund was as follows:

Combined Net Assets
Infrastructure Fund	$45,082,549

There were no unused capital loss carryforwards of the Treasury Fund, subject to tax limitations, for potential utilization as of the closing date of the reorganization, August 21, 2020.

Assuming the reorganization had been completed on October 1, 2019, the inception date of the Infrastructure Fund, the Infrastructure Fund’s pro forma results of operations for the year ended September 30, 2020 would be as follows:

	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Infrastructure Fund	$591,863	$(9,170,409)	$(8,578,546)

Because of the investment portfolios that were combined through the reorganization have been managed as a single integrated portfolio since the closing of the reorganization, it is not practicable to separate the amounts of revenue and earnings of the Treasury Fund that have been included in the Infrastructure Fund’s Statement of Operations since August 21, 2020.

10.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2021.

Annual Report | September 30, 2021	31

Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Centre Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds comprising Centre American Select Equity Fund and Centre Global Infrastructure Fund (the “Funds”) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for the Centre American Select Equity Fund and the four periods in the period then ended for the Centre Global Infrastructure Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 24, 2021

32	centrefunds.com

Centre Funds	Additional Information
September 30, 2021 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Funds at 1-855-298-4236.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2020 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2020 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	61.40%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following amounts were designated as long-term capital gain dividends:

Amount
Centre American Select Equity Fund	$5,588,772

CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on September 10, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Centre Funds (the “Trust”), including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered an unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (“Centre” or the “Adviser”) and the Trust, on behalf of the Centre American Select Equity Fund (the “American Equity Fund”) and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Global Infrastructure Fund (the “Infrastructure Fund”). In considering whether to approve the renewal of each Investment Advisory Agreement (together, the “Advisory Agreements”), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services

The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the Adviser’s investment philosophy. They discussed the Adviser’s “bottom-up” fundamental stock selection process to evaluate the value of a company, and emphasis on position sizing to mitigate risk. The Trustees considered the investment personnel responsible for the day-to-day management of each Fund’s portfolio and such personnel’s experience employing investment strategies similar to those employed by the Funds. The Trustees also considered information describing the Adviser’s compliance policies and procedures and the Adviser’s compliance resources. They noted their satisfaction with the Trustee’s access to senior management of the Adviser. They discussed the Adviser’s commitment to the Funds and the resources dedicated to servicing the Funds and its ability to seamlessly provide quality service despite the COVID-19 pandemic. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support the renewal of the Advisory Agreements.

Annual Report | September 30, 2021	33

Centre Funds	Additional Information
September 30, 2021 (Unaudited)

Performance

The Trustees considered information regarding the Funds’ performance, including information comparing each Fund’s performance to the performance of its benchmark, an Adviser selected peer group, its Morningstar category, and another account managed by the Adviser for various time periods as of June 30, 2021. Mr. Abate stated that the peer groups were selected based on style consistency and feedback from intermediary clients. The Trustees also considered the respective investment strategy of each Fund, the strong absolute performance of both Funds and the risk metrics provided by the Adviser, including standard deviation and maximum drawdown. Based on the foregoing, the Board determined that the performance of each Fund was acceptable.

Profitability

The Trustees considered information regarding the income earned, after fee waivers, by the Adviser from the advisory fees. The Trustees also considered other benefits to Centre as a result of its relationship with the Funds, including soft dollars. The Trustees also noted that there was a breakpoint applicable to the advisory fees of the American Equity Fund for assets in excess of $1 billion. The Trustees concluded that Centre’s profitability from each Fund was not unreasonable.

Economies of Scale

The Trustees considered information concerning potential economies of scale for each Fund, noting that the American Equity Fund (through January 29, 2022) and Infrastructure Fund (through January 29, 2022) each benefit from an expense limitation agreement covering most operating expenses, including the advisory fees charged to the Fund, but excluding expenses such as fees payable by the Funds pursuant to the Trust’s Rule 12b-1 Plan and Shareholder Services Plan. The Trustees considered current asset levels and expectations for growth, and concluded that it was unlikely that the Adviser had achieved material economies of scale in managing either Fund and the Board would reevaluate the issue of economies of scale at the next renewal.

Comparisons of the Advisory Fees and Select Expense Ratios

The Trustees reviewed and discussed the advisory fees payable to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees reviewed, with respect to each Fund, a comparison of the expense ratio of the Fund’s Investor Class shares compared to the applicable Morningstar category average expense ratio of similarly-situated funds determined by Morningstar. The Trustees discussed the advisory fees and expense information included in the Board materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the active management strategy provided by the Adviser to the Funds. They noted that the fee paid by the Infrastructure Fund of 0.85% was slightly below the average fees of the peer group of 0.89%, while the fees paid by the American Equity Fund of 0.75% were higher than the peer group average of 0.62%, but well within the range of those comparable fees. A representative of the Adviser described fees paid to the Adviser for sub-advisory services provided to funds with similar strategies as the American Equity Fund and Infrastructure Fund. The Trustees considered those fees, noting that the services provided to the Funds were more extensive than those in a sub-advisory relationship, and the Adviser assumed additional regulatory, business, and operational risks when acting as an adviser to registered investment companies.

After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to the Adviser by the Funds under the Advisory Agreements were not unreasonable in light of the services provided.

Conclusion

The Trustees, including a majority of the Independent Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreements was in the best interest of the Funds and their respective shareholders. Thereafter, upon a motion duly made and seconded, the following resolutions were unanimously adopted by the Board, including a majority of the Independent Trustees, voting separately:

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Centre Funds	Trustees and Officers
September 30, 2021 (Unaudited)

Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[2]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011	Senior Associate Dean, College of Management, University of Massachusetts Boston, and Associate Professor of Accounting and Finance at University of Massachusetts Boston. Dr. Grant has served as an advisory analyst at major Wall Street firms including Credit Suisse Asset Management and GAM. Dr. Grant holds a Ph.D. in Business from the University of Chicago’s Booth School of Business and he has been a featured speaker at industry conferences on value-based metrics. Dr. Grant has served on the editorial advisory board of The Journal of Portfolio Management and currently The Journal of Investing. Dr. Grant has published several articles in finance and investment journals and he has contributed chapters to investment books. Dr. Grant is the author of Foundations of Economic Value Added (Second Edition), the co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation, and co-author and co-editor respectively of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.	2	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Professor of Accounting at the Turner School of Accountancy, Belk College of Business, University of North Carolina at Charlotte. Between 2016 and 2017, Dr. Ghosh was on a Fulbright Distinguished Chair assignment, which was a joint US State Department and Fulbright Finland appointment, to Aalto University in Helsinki (Finland). In the past, served as the Accounting Academic Fellow at the U.S. Securities and Exchange Commission and as a Visiting Professor at Aalto University (Finland), Bocconi University (Italy), Monash University (Australia), Columbia University, Emory University, NJIT, Hanken School of Economics (Finland), Tulane University, Victoria University of Wellington (New Zealand), and Yonsei University (South Korea). Serves as an adviser to several leading hedge funds in the U.S. and around the world on accounting matters including serving as a Council Member at Gerson Lehrman Group. Dr. Ghosh holds a Ph.D. in Business and Economics from Tulane University, New Orleans. Dr. Ghosh regularly features as an invited speaker in different industry and academic conferences.	2	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder, Managing Member of JMM Capital & Consulting LLC, 2014 to present. Public Director, The Small Exchange, June 2019 – present. Independent contractor to Sionic (consulting services), 2018 – present. Advisor and independent contractor to Linium SOS – now Eventum Enterprise Solutions (consulting services), 2014 – 2017.	2	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

[2]	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.

Annual Report | September 30, 2021	35

Centre Funds	Trustees and Officers
September 30, 2021 (Unaudited)

INTERESTED TRUSTEE & OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[1]
James A. Abate[2] 1965	Trustee President, Secretary and	Since 6/2011 Since 11/2013	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	2	None
	Treasurer	Since 1/2016
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

[1]	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.

[2]	Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, the investment adviser to the Funds.

36	centrefunds.com

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $22,000 and $31,650, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $7,500, respectively. The fiscal years 2021 and 2020 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2021 and September 30, 2020 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 3, 2021

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 3, 2021